UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

COMMVAULT SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

2 Crescent Place
Oceanport, NJ 07757
July 10, 2009
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 26, 2009
This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Annual Meeting Proxy Statement and 2009 Annual Report to Stockholders are available at http://www.cfpproxy.com/6030.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed in this notice on or before August 14, 2009 to facilitate timely delivery.
Dear CommVault Systems, Inc. Stockholder:
The 2009 Annual Stockholders Meeting for CommVault Systems, Inc. will be held at 1:00 P.M., local time on August 26, 2009 at the company’s offices located at 2 Crescent Place, Oceanport, New Jersey. The Annual Meeting is for the purpose of considering and acting upon:
1.	the election of 3 directors of CommVault Systems, Inc..

2.	the ratification of the appointment of Ernst & Young LLP as CommVault Systems, Inc.’s independent registered public accounting firm for the year ending March 31, 2010; and
such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other such business. Stockholders of record at the close of business on July 1, 2009 are the Stockholders entitled to vote at the Annual Meeting.
Your Board of Directors recommends a vote “FOR” each of the above proposals.
You may access the following proxy materials on the internet at http://www.cfpproxy.com/6030: (i) the 2009 Annual Report to Stockholders and (ii) Notice of the Annual Meeting/Proxy Statement.
If you would like a paper or e-mail copy of the proxy materials mailed to you, you may request one:
•	by calling 800-951-2405 (please have handy your Stockholder Control Number, which is printed at the bottom of this notice), or

•	by sending an email to fulfillment@rtco.com and by inserting your Stockholder Control Number in the subject line, or

•	by making your request online at http://www.cfpproxy.com/6030 and inserting your Stockholder Control Number when prompted.
You will have the opportunity to make your request for paper or e-mail copies apply to all future annual stockholder meetings (which you may later revoke at any time) or only for the 2009 Annual Stockholders Meeting.
You may vote by Internet, by phone, by mail or in person. If you wish to vote by Internet or by phone, you will need your Stockholder Control Number, which can be found in the bottom right hand corner of this notice and the web address and/or toll-free phone which are noted on the proxy card. No other personal information will be required in order to vote in this manner. If you request a paper copy of these documents and the proxy card in accordance with the instructions below and wish to vote by mail, simply cast your vote on the proxy card and sign and return. You may also vote in person at the Annual Meeting. If you wish to vote in person at the Annual Meeting, you will need personal identification and, unless you are a registered holder of Common Stock, evidence of your ownership of CommVault Systems, Inc. Common Stock as of the close of business on the record date. We ask that you cast your vote promptly.
If you want to receive a paper or e-mail copy of these documents, you can request one at any time. There is no charge to you for requesting a copy. Please make your request for a copy of these reports by August 14, 2009 to ensure delivery before the shareholder meeting.
To request a paper or e-mail copy of these items, you will need your Stockholder Control Number that can be found in the lower right hand corner of this letter. Then, either:
•	Call our toll-free number, (800) 951-2405; or

•	Visit our website at http://www.cfpproxy.com/6030 or

•	Send us an email at fulfillment@rtco.com.
and enter the Stockholder Control Number when prompted or, if you send us an email, enter it in the subject line.
Stockholder Control Number

REVOCABLE PROXY
COMMVAULT SYSTEMS, INC.
ANNUAL MEETING OF STOCKHOLDERS
August 26, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned does hereby appoint N. Robert Hammer, Louis Miceli and Warren H. Mondschein, and either of them, with full power of substitution, as Proxies to vote, as directed on this card, or, if not so directed, in accordance with the Board of Directors’ recommendations, all shares of CommVault Systems, Inc. held of record by the undersigned at the close of business on July 1, 2009 and entitled to vote at the Annual Meeting of Stockholders of CommVault Systems, Inc. to be held at 1:00 p.m., local time, Wednesday, August 26, 2009, at the company’s offices located at 2 Crescent Place, Oceanport, New Jersey or at any adjournment or postponement thereof, and to vote, in their discretion, upon such other matters as may properly come before the Annual Meeting.
You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The Proxies cannot vote your shares unless you sign and return this card.
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED
POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA
THE INTERNET OR BY TELEPHONE.
(Continued, and to be marked, dated and signed, on the other side)
ê        FOLD AND DETACH HERE         ê

COMMVAULT SYSTEMS, INC. — ANNUAL MEETING, AUGUST 26, 2009
YOUR VOTE IS IMPORTANT!
Annual Meeting Materials are available on-line at:
http://www.cfpproxy.com/6030
You can vote in one of three ways:
1.	Call toll free 1-866-395-9264 on a Touch-Tone Phone. There is NO CHARGE to you for this call.
or
2.	Via the Internet at https://www.proxyvotenow.com/cvlt and follow the instructions.
or
3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS
6030

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY COMMVAULT SYSTEMS, INC.	Annual Meeting of Stockholders AUGUST 26, 2009

			Withhold	For All
		For	All	Except
1.	The election as directors of all nominees listed (except as marked to the contrary below):	☐	☐	☐
(01) N. Robert Hammer
(02) Keith Geeslin
(03) Gary B. Smith
INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above

		For	Against	Abstain
2.	Approve appointment of Ernst & Young LLP as independent public accountants for the fiscal year ending March 31, 2010.	☐	☐	☐

3.	In the discretion of the Proxies named herein, the Proxies are authorized to vote upon such other matters as may properly come before the meeting (or any adjournment or postponement thereof).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.
Mark here if you plan to attend the meeting				☐
Mark here for address change and note change				☐

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
é		é
PROXY VOTING INSTRUCTIONS
Stockholders of record have three ways to vote:
1. By Mail; or
2. By Telephone (using a Touch-Tone Phone); or
3. By Internet.
A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., August 26, 2009. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., August 26, 2009: 1-866-395-9264	Vote by Internet anytime prior to 3 a.m., August 26, 2009 go to https://www.proxyvotenow.com/cvlt
Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE ANNUAL MEETING MATERIALS:	http://www.cfpproxy.com/6030

Your vote is important!